SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 1, 2005

                              Taylor Madison Corp.
               ---------------------------------------------------
               (Exact name of registrant as specified in Charter)

            Florida                   001-15034                  01-0656115
-------------------------------       ----------            ------------------
(State or other jurisdiction of       Commission              (IRS Employer
 incorporation or organization)       File  No.)            Identification No.)

              5422 Carrier Drive, Suite 306, Orlando, Florida 32819
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (407) 354-1222
                            -------------------------
                            (Issuer Telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01     OTHER  EVENTS

On July 1, 2005, the Registrant issued a news release entitled "Taylor Madison Corp./Telzuit Technologies, Inc. SVP of Business Development, James Tolan, Discusses Company Strategy in Online Interview with AudioStocks.com," a copy of which is attached hereto as Exhibit 99.1.


ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

The  following  exhibits  are  filed  with  this  Form  8-K:

(c)     Exhibits.

*99.1     Press  Release,  dated  July  1,  2005.


*  Filed  herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated  July  18,  2005

                                        By:  /s/  James  Tolan
                                             -----------------
                                             James Tolan
                                             Senior Vice President of
                                             Business Development